                                              Measurement Specialties, Inc. and Subsidiaries
                                                        Pre-European Reorganization
                                                       Measurement Specialties, Inc.
                                                               (New Jersey)---------------------------------------------
                                                                     |                                                 |
              -----------------------------------------------------------------------------------------------          |
              |                           |                          |                        |             |          |
              |               Measurement Specialties                |                        |             |          |
      IC Sensors, Inc.            Foreign Holdings     Elekon Industries USA, Inc.  Entran Devices, LLC--Entran SA     |
        (California)                Corporation               (California)              (Delaware)       (France)      |
                                     (Delaware)                                                             |          |
                                          |                                                                 |          |
                              Kenabell Holding Limited                                                      |------Humirel SA
                                        (BVI)                                                               |       (France)
                                          |                                                                 |
             --------------------------------------------------------                                       |----Entran Limited
             |                           |                          |                                       |         (UK)
 MSI Sensor (Asia) Limited      Measurement Limited      Acalon Holdings Limited                            |
        (Hong Kong)                  (Cayman)                   (Cyprus)                                    |-Entran Sensoren, GmbH
             |                                                      |                                               (Germany)
 MSI Sensor (China) Limited                                 MWS Sensorik GmbH
(Peoples' Republic of China;                                    (Germany)
         Shenzhen)


                                           Measurement Specialties, Inc. and Subsidiaries
                                                    Post-European Reorganization
                                                        As of March 14, 2005

                                                    Measurement Specialties, Inc.
                                                            (New Jersey)
                                                                  |
              -------------------------------------------------------------------------------------------
              |                                     |                          |                        |
                                        Measurement Specialties                |                        |
      IC Sensors, Inc.                      Foreign Holdings     Elekon Industries USA, Inc.  Entran Devices, LLC
        (California)                          Corporation                 (California)             (Delaware)
                                               (Delaware)
                                                    |
                                        Kenabell Holding Limited
                                                  (BVI)
                                                    |
             ----------------------------------------------------
             |                         |                        |
 MSI Sensor (Asia) Limited    Measurement Limited    Acalon Holdings Limited
        (Hong Kong)                (Cayman)                 (Cyprus)
             |                                                  |
             |                            -------------------------
             |                            |                       |
 MSI Sensor (China) Limited        MWS Sensorik GmbH          Entran SA
(Peoples' Republic of China;          (Germany)                (France)
         Shenzhen)                                                |
                                           ----------------------------------------------
                                           |                       |                    |
                                       Humirel SA        Entran Sensoren GmbH    Entran Limited
                                        (France)              (Germany)               (UK)